                                                 American Skandia Advisor Funds, Inc.
                                Supplement dated October 2, 2003 to the Prospectus dated March 1, 2003

The Prospectus is supplemented to include an additional category of transactions in which no initial sales charge will be imposed on the purchases of Class C shares.  The following language is added to page 121 of the Prospectus at the conclusion of the section entitled "PURCHASE OF CLASS C SHARES - Waiver of Class C Initial Sales Charge.":

; and (4) purchases by investors who purchase Class C shares through  certain  broker-dealers  that are not affiliated  with  Prudential
Financial, Inc., or ASISI may purchase Class C shares without paying the initial sales charge.

ASAFSUPP1003